Exhibit 4.1

COMMON CLASS STOCK A SHARES CUSIP 75615P 10 3 RPA REATA PHARMACEUTICALS, INC. SEE REVERSE FOR IMPORTANT NOTICE AND OTHER INFORMATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT is the record holder of FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF BY REATA PHARMACEUTICALS, INC. COUNTERSIGNED transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate AND properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. AMERICAN WITNESS the facsimile signatures of the Corporation’s duly authorized officers. STOCK REGISTERED: Dated: (Brooklyn, TRANSFER NY)& TRANSFERTRUST AGENT COMPANY, AUTHORIZED AND LLC PRESIDENT SECRETARY SIGNATURE REGISTRAR

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK OR MORE THAN ONE SERIES THEREOF. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH STATEMENT MAY BE OBTAINED BY A REQUEST IN WRITING TO THE OFFICE OF THE TRANSFER AGENT. according The to following applicable abbreviations, laws or regulations: when used in the inscription on the face of this certificate, shall be construed as though they were written out in full TEN COM – as tenants in common UNIF GIFT MIN ACT–. (Cust) Custodian (Minor) TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in common (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the Common Stock represented by this Certificate, and does hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated By: NOTICE: THE THE CERTIFICATE SIGNATURE TO IN EVERY THIS ASSIGNMENT PARTICULAR, MUST WITHOUT CORRESPOND ALTERATION WITH OR THE ENLARGEMENT NAME AS WRITTEN OR ANYCHANGE UPON THE WHATEVER. FACE OF SIGNATURE(S) GUARANTEED: By: THE STOCKBROKERS, SIGNATURE(S) SAVINGS SHOULD AND BE LOAN GUARANTEED ASSOCIATIONS BY AN AND ELIGIBLE CREDIT GUARANTOR UNIONS WITH INSTITUTION MEMBERSHIP (BANKS, IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.